                                                                 EXHIBIT 10.7(d)



          PriceSmart, Inc.                                      [Memorandum]
          4649 Morena Blvd.
          San Diego, CA  92117
          Tel 858 581-7485
          Fax 858 581-4707

PriceSmart [Logo]



          To:     Gil Partida

          From:   Bob Gans /s/ BG

          Re:     SALARY INCREASE

          Date:   October 16, 2001




          With reference to your Employment Agreement, this Memorandum will confirm that effective September 1, 2001, your annual base salary increased by $80,000, to $355,000.